--------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 17, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS



                                  $353,029,000

                                  APPROXIMATELY



                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                 SERIES 2002-NC5



                       MORTGAGE PASS-THROUGH CERTIFICATES






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 17, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           APPROXIMATELY $353,029,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC5

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------


--------------------------------------------------------------------------------------------------------------
                                                                                                  MODIFIED
                                                                               AVG LIFE TO      DURATION TO
    OFFERED                                           EXPECTED RATINGS           CALL /            CALL /
    CLASSES       DESCRIPTION        BALANCE        (S&P/FITCH/ MOODY'S)        MTY(1)(2)       MTY(1)(2)(3)
==============================================================================================================
     A-1          Not Offered        458,365,000                      *****Not Offered*****
     A-2            Floater          100,000,000         AAA/AAA/Aaa           2.92 / 3.26      2.78 / 3.05
     A-3            Floater          108,873,000         AAA/AAA/Aaa           2.92 / 3.26      2.78 / 3.05
     M-1            Floater           51,484,000          AA/AA/Aa2            5.36 / 5.91      4.95 / 5.37
     M-2            Floater           39,128,000          A+/A+/A2             5.34 / 5.84      4.82 / 5.18
     M-3            Floater            8,238,000           A/A/A2              5.34 / 5.78      4.74 / 5.05
     B-1            Floater           32,950,000        BBB/BBB/Baa2           5.33 / 5.64      4.71 / 4.92
     B-2            Floater           12,356,000       BBB-/BBB-/Baa3          5.20 / 5.21      4.54 / 4.55
--------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                                     INITIAL
 OFFERED       PAYMENT WINDOW TO CALL /           SUBORDINATION
 CLASSES              MTY(1)(2)                       LEVEL          BENCHMARK
================================================================================
  A-1                                 *****Not Offered*****
  A-2          11/02 - 11/10 / 11/02 -7/20           19.00%         1 Mo. LIBOR
  A-3          11/02 - 11/10 / 11/02 -7/20           19.00%         1 Mo. LIBOR
  M-1           1/06 - 11/10 / 1/06 - 7/17           12.75%         1 Mo. LIBOR
  M-2          12/05 - 11/10 / 12/05 - 3/16           8.00%         1 Mo. LIBOR
  M-3          12/05 - 11/10 / 12/05 - 9/14           7.00%         1 Mo. LIBOR
  B-1          11/05 - 11/10 / 11/05 - 4/14           3.00%         1 Mo. LIBOR
  B-2          11/05 - 11/10 / 11/05 - 6/11           1.50%         1 Mo. LIBOR
--------------------------------------------------------------------------------


Notes:     (1)   Certificates are priced to the 10% optional clean-up call.
-----
           (2)   Based on the pricing prepayment speed.  See details below.

           (3)   Assumes pricing at par for Classes A-2 through B-2.

           (4)   Class A-2 wrapped by FSA



ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust
                        2002-NC5.

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

CLASS A-2 INSURER:      Financial Security Assurance Inc.

LOAN SELLER:            NC Capital Corporation

SERVICER:               The Provident Bank

TRUSTEE:                Deutsche Bank National Trust Company

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P.
                        and Williams Capital Partners.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

OFFERED CERTIFICATES:   Classes A-2, A-3, M-1, M-2, M-3, B-1 and B-2
                        Certificates.

EXPECTED PRICING DATE:  [October 18, 2002]

EXPECTED CLOSING DATE:  October 29, 2002 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning November 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in October 2032.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE        Approximately $565.9 million of Mortgage Loans with
LOANS:                  original principal balances that conform to the original
                        principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $257.9 million of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans: CPR starting at
SPEED:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o     ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,

                        2) 1.50% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans, and

                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:         The later to occur of:

                        (x)  The earlier of:

                             (a) the Distribution Date occurring in November 2005; and

                             (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:        19.00%
PERCENTAGE:             Class M-1:      12.75%
                        Class M-2:       8.00%
                        Class M-3:       7.00%
                        Class B-1:       3.00%
                        Class B-2:       1.50%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-3 PASS-THROUGH  The Class A-3 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH  The Class M-3 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates and in the case of the A-2 certificates, less the Class A-2 Insurance premium, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and in the case of the A-2 certificates, less the Class A-2 Insurance premium and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                        Accrual Period.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A-3 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-3 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3,    As to any Distribution Date, the supplemental interest
B-1 AND B-2 BASIS       amount for each of the Class M-1, M-2, M-3, B-1 and B-2
RISK CARRY FORWARD      Certificates will  equal the sum of:
AMOUNTS:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of
ON OFFERED              servicing and  trustee fees and other expenses, interest
CERTIFICATES:           distributions from the Interest Remittance Amount will
                        be allocated as follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer;

                        (ii) the portion of the Interest Remittance Amount attributable to the Loan Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer and second, to the Class A-1 Certificates;

                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;

                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                        (v) to the Class M-3 Certificates, its Accrued Certificate Interest;

                        (vi) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                        (vii) to the Class B-2 Certificates, its Accrued
                              Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                        (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:

                        (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                        (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                        (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                        (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                        (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                        (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                        (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (viii) to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;

                        (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                        (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                        (xi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 or Class A-3 Basis Risk Carry Forward Amount to the Class A-2 and Class A-3 Certificates, respectively; and

                        (xii) sequentially, to Classes M-1, M-2, M-3, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

CLASS A-2 INSURANCE     For any Distribution Date, the Class A-2 Insurance
PAYMENT AMOUNT:         Payment Amount equals Accrued Certificate Interest and
                        principal with respect to the Class A-2 Certificates, to the extent covered by the Class A-2 Insurer.

PRINCIPAL DISTRIBUTION  For any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses and the Class A-2 Insurance premium), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows:  (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $4,118,754.

CLASS M-3 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $4,118,754.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $4,118,754.

CLASS B-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY: It is anticipated that the Class A-2, Class A-3 and Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class A-3, Class M-1, Class M-2,
                        Class M-3, Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                        Complete information with respect to the Offered
                        Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------


        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES              PPC 0%       PPC 75%      PPC 100%     PPC 125%    PPC 150%
--------------------------------------------------------------------------------
     Initial           100           100          100          100         100
October 2003            99            81           75           69          63
October 2004            98            62           51           41          32
October 2005            97            46           32           21          12
October 2006            95            35           27           20          12
October 2007            94            29           21           15          10
October 2008            92            24           16           11           7
October 2009            91            19           12            8           5
October 2010            89            16            9            6           4
October 2011            87            13            7            4           3
October 2012            85            10            6            3           2
October 2013            82             8            4            3           0
October 2014            79             7            4            2           0
October 2015            76             6            3            1           0
October 2016            73             5            2            0           0
October 2017            70             4            2            0           0
October 2018            66             3            1            0           0
October 2019            62             3            0            0           0
October 2020            57             2            0            0           0
October 2021            52             2            0            0           0
October 2022            47             1            0            0           0
October 2023            41             1            0            0           0
October 2024            35             0            0            0           0
October 2025            31             0            0            0           0
October 2026            26             0            0            0           0
October 2027            22             0            0            0           0
October 2028            17             0            0            0           0
October 2029            11             0            0            0           0
October 2030             6             0            0            0           0
October 2031             2             0            0            0           0
October 2032             0             0            0            0           0

Average Life
to Maturity (years)  18.34          4.28         3.26         2.56        2.02
Average Life to
Call (1) (years)     18.32          3.88         2.92         2.27        1.75


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES              PPC 0%       PPC 75%      PPC 100%     PPC 125%    PPC 150%
--------------------------------------------------------------------------------
Initial                100           100         100         100         100
October 2003            99            81          75          69          63
October 2004            98            62          51          41          32
October 2005            97            46          32          21          12
October 2006            95            35          27          20          12
October 2007            94            29          21          15          10
October 2008            92            24          16          11           7
October 2009            91            19          12           8           5
October 2010            89            16           9           6           4
October 2011            87            13           7           4           3
October 2012            85            10           6           3           2
October 2013            82             8           4           3           0
October 2014            79             7           4           2           0
October 2015            76             6           3           1           0
October 2016            73             5           2           0           0
October 2017            70             4           2           0           0
October 2018            66             3           1           0           0
October 2019            62             3           0           0           0
October 2020            57             2           0           0           0
October 2021            52             2           0           0           0
October 2022            47             1           0           0           0
October 2023            41             1           0           0           0
October 2024            35             0           0           0           0
October 2025            31             0           0           0           0
October 2026            26             0           0           0           0
October 2027            22             0           0           0           0
October 2028            17             0           0           0           0
October 2029            11             0           0           0           0
October 2030             6             0           0           0           0
October 2031             2             0           0           0           0
October 2032             0             0           0           0           0

Average Life
to Maturity (years)  18.34          4.28        3.26        2.56        2.02
Average Life to
Call (1) (years)     18.32          3.88        2.92        2.27        1.75


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES               PPC 0%       PPC 75%     PPC 100%    PPC 125%    PPC 150%
--------------------------------------------------------------------------------
     Initial             100         100         100         100         100
October 2003             100         100         100         100         100
October 2004             100         100         100         100         100
October 2005             100         100         100         100         100
October 2006             100          88          65          47          81
October 2007             100          71          48          32          21
October 2008             100          57          36          22          13
October 2009             100          46          27          15           8
October 2010             100          37          20          10           5
October 2011             100          30          15           7           2
October 2012             100          24          11           5           0
October 2013             100          19           8           2           0
October 2014             100          15           6           0           0
October 2015             100          12           4           0           0
October 2016             100          10           2           0           0
October 2017             100           8           0           0           0
October 2018             100           6           0           0           0
October 2019             100           5           0           0           0
October 2020             100           3           0           0           0
October 2021             100           0           0           0           0
October 2022             100           0           0           0           0
October 2023             100           0           0           0           0
October 2024             100           0           0           0           0
October 2025              89           0           0           0           0
October 2026              78           0           0           0           0
October 2027              65           0           0           0           0
October 2028              52           0           0           0           0
October 2029              39           0           0           0           0
October 2030              25           0           0           0           0
October 2031              11           0           0           0           0
October 2032               0           0           0           0           0

Average Life
to Maturity (years)    26.11        7.82        5.91        5.02        4.82
Average Life to
Call (1) (years)       25.95        7.11        5.36        4.58        4.45


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES                 PPC 0%     PPC 75%     PPC 100%    PPC 125%    PPC 150%
--------------------------------------------------------------------------------
Initial                  100         100         100         100         100
October 2003             100         100         100         100         100
October 2004             100         100         100         100         100
October 2005             100         100         100         100         100
October 2006             100          88          65          47          33
October 2007             100          71          48          32          21
October 2008             100          57          36          22          13
October 2009             100          46          27          15           8
October 2010             100          37          20          10           3
October 2011             100          30          15           7           0
October 2012             100          24          11           2           0
October 2013             100          19           8           0           0
October 2014             100          15           6           0           0
October 2015             100          12           1           0           0
October 2016             100          10           0           0           0
October 2017             100           8           0           0           0
October 2018             100           5           0           0           0
October 2019             100           2           0           0           0
October 2020             100           0           0           0           0
October 2021             100           0           0           0           0
October 2022             100           0           0           0           0
October 2023             100           0           0           0           0
October 2024             100           0           0           0           0
October 2025              89           0           0           0           0
October 2026              78           0           0           0           0
October 2027              65           0           0           0           0
October 2028              52           0           0           0           0
October 2029              39           0           0           0           0
October 2030              25           0           0           0           0
October 2031              11           0           0           0           0
October 2032               0           0           0           0           0

Average Life
to Maturity (years)    26.10        7.76        5.84        4.84        4.37
Average Life to
Call (1) (years)       25.95        7.11        5.34        4.45        4.04


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES                PPC 0%      PPC 75%     PPC 100%    PPC 125%    PPC 150%
--------------------------------------------------------------------------------
Initial                  100         100         100         100         100
October 2003             100         100         100         100         100
October 2004             100         100         100         100         100
October 2005             100         100         100         100         100
October 2006             100          88          65          47          33
October 2007             100          71          48          32          21
October 2008             100          57          36          22          13
October 2009             100          46          27          15           8
October 2010             100          37          20          10           0
October 2011             100          30          15           7           0
October 2012             100          24          11           0           0
October 2013             100          19           8           0           0
October 2014             100          15           0           0           0
October 2015             100          12           0           0           0
October 2016             100          10           0           0           0
October 2017             100           8           0           0           0
October 2018             100           0           0           0           0
October 2019             100           0           0           0           0
October 2020             100           0           0           0           0
October 2021             100           0           0           0           0
October 2022             100           0           0           0           0
October 2023             100           0           0           0           0
October 2024             100           0           0           0           0
October 2025              89           0           0           0           0
October 2026              78           0           0           0           0
October 2027              65           0           0           0           0
October 2028              52           0           0           0           0
October 2029              39           0           0           0           0
October 2030              25           0           0           0           0
October 2031              11           0           0           0           0
October 2032               0           0           0           0           0

Average Life
to Maturity (years)    26.09        7.68        5.78        4.74        4.21
Average Life to
Call (1) (years)       25.95        7.11        5.34        4.39        3.92


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES                 PPC 0%     PPC 75%     PPC 100%    PPC 125%    PPC 150%
--------------------------------------------------------------------------------
Initial                  100         100         100         100         100
October 2003             100         100         100         100         100
October 2004             100         100         100         100         100
October 2005             100         100         100         100         100
October 2006             100          88          65          47          33
October 2007             100          71          48          32          21
October 2008             100          57          36          22          10
October 2009             100          46          27          14           2
October 2010             100          37          20           6           0
October 2011             100          30          14           0           0
October 2012             100          24           7           0           0
October 2013             100          19           2           0           0
October 2014             100          14           0           0           0
October 2015             100           9           0           0           0
October 2016             100           4           0           0           0
October 2017             100           1           0           0           0
October 2018             100           0           0           0           0
October 2019             100           0           0           0           0
October 2020             100           0           0           0           0
October 2021             100           0           0           0           0
October 2022             100           0           0           0           0
October 2023             100           0           0           0           0
October 2024             100           0           0           0           0
October 2025              89           0           0           0           0
October 2026              78           0           0           0           0
October 2027              65           0           0           0           0
October 2028              52           0           0           0           0
October 2029              39           0           0           0           0
October 2030              25           0           0           0           0
October 2031               7           0           0           0           0
October 2032               0           0           0           0           0

Average Life
to Maturity (years)    26.07        7.52        5.64        4.61        4.04
Average Life to
Call (1) (years)       25.95        7.11        5.33        4.37        3.84


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


  DATES                PPC 0%       PPC 75%    PPC 100%    PPC 125%    PPC 150%
--------------------------------------------------------------------------------
Initial                  100         100         100         100         100
October 2003             100         100         100         100         100
October 2004             100         100         100         100         100
October 2005             100         100         100         100         100
October 2006             100          88          65          47          32
October 2007             100          71          48          31           8
October 2008             100          57          36          11           0
October 2009             100          46          21           0           0
October 2010             100          37           7           0           0
October 2011             100          26           0           0           0
October 2012             100          14           0           0           0
October 2013             100           5           0           0           0
October 2014             100           0           0           0           0
October 2015             100           0           0           0           0
October 2016             100           0           0           0           0
October 2017             100           0           0           0           0
October 2018             100           0           0           0           0
October 2019             100           0           0           0           0
October 2020             100           0           0           0           0
October 2021             100           0           0           0           0
October 2022             100           0           0           0           0
October 2023             100           0           0           0           0
October 2024             100           0           0           0           0
October 2025              89           0           0           0           0
October 2026              78           0           0           0           0
October 2027              65           0           0           0           0
October 2028              52           0           0           0           0
October 2029              39           0           0           0           0
October 2030              16           0           0           0           0
October 2031               0           0           0           0           0
October 2032               0           0           0           0           0

Average Life
to Maturity (years)    25.91        6.97        5.21        4.24        3.71
Average Life to
Call (1) (years)       25.89        6.94        5.20        4.23        3.69


(1) 10% Optional Clean-Up Call



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
  0               -                 -                -                -                 -                -                 -

  1            8.57              8.65             8.69             8.69              8.69             8.69              8.69

  2            7.82              7.89             7.89             7.89              7.89             7.89              7.89

  3            7.67              7.74             7.69             7.69              7.69             7.69              7.69

  4            7.77              7.84             7.76             7.76              7.76             7.76              7.76

  5            8.72              8.79             8.66             8.66              8.66             8.66              8.66

  6            7.88              7.95             7.82             7.82              7.82             7.82              7.82

  7            8.14              8.21             8.08             8.08              8.08             8.08              8.08

  8            7.89              7.95             7.82             7.82              7.82             7.82              7.82

  9            8.15              8.22             8.08             8.08              8.08             8.08              8.08

 10            7.89              7.96             7.81             7.81              7.81             7.81              7.81

 11            7.90              7.97             7.81             7.81              7.81             7.81              7.81

 12            8.17              8.24             8.07             8.07              8.07             8.07              8.07

 13            7.91              7.98             7.81             7.81              7.81             7.81              7.81

 14            8.18              8.25             8.07             8.07              8.07             8.07              8.07

 15            7.92              7.99             7.81             7.81              7.81             7.81              7.81

 16            7.93              8.00             7.81             7.81              7.81             7.81              7.81

 17            8.49              8.56             8.35             8.35              8.35             8.35              8.35

 18            7.95              8.01             7.81             7.81              7.81             7.81              7.81

 19            8.22              8.29             8.07             8.07              8.07             8.07              8.07

 20            7.96              8.03             7.81             7.81              7.81             7.81              7.81

 21            8.24              8.31             8.07             8.07              8.07             8.07              8.07

 22            7.98              8.05             7.81             7.81              7.81             7.81              7.81

 23            8.76              8.83             8.79             8.79              8.79             8.79              8.79

 24            9.07              9.14             9.08             9.08              9.08             9.08              9.08

 25            8.78              8.85             8.79             8.79              8.79             8.79              8.79

 26            9.09              9.16             9.08             9.08              9.08             9.08              9.08

 27            8.81              8.88             8.79             8.79              8.79             8.79              8.79

 28            8.82              8.89             8.78             8.78              8.78             8.78              8.78

 29           10.64             10.72            10.80            10.80             10.80            10.80             10.80

 30            9.63              9.70             9.75             9.75              9.75             9.75              9.75

 31            9.97             10.04            10.08            10.08             10.08            10.08             10.08

 32            9.66              9.73             9.75             9.75              9.75             9.75              9.75

 33           10.01             10.08            10.08            10.08             10.08            10.08             10.08

 34            9.70              9.77             9.75             9.75              9.75             9.75              9.75

 35           10.54             10.60            10.75            10.75             10.75            10.75             10.75

 36           10.91             10.98            11.10            11.10             11.10            11.10             11.10

 37           21.35             21.42            10.74            10.74             10.74            10.74             10.74

 38           12.31             12.38            11.10            11.10             11.10            11.10             11.10

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
 39           11.86             11.93            10.74            10.74             10.74            10.74             10.74

 40           11.82             11.88            10.74            10.74             10.74            10.74             10.74

 41           13.92             13.99            12.99            12.99             12.99            12.99             12.99

 42           12.57             12.63            11.73            11.73             11.73            11.73             11.73

 43           12.98             13.05            12.12            12.12             12.12            12.12             12.12

 44           12.56             12.63            11.73            11.73             11.73            11.73             11.73

 45           12.98             13.05            12.12            12.12             12.12            12.12             12.12

 46           12.56             12.63            11.73            11.73             11.73            11.73             11.73

 47           13.10             13.17            12.40            12.40             12.40            12.40             12.40

 48           13.54             13.61            12.81            12.81             12.81            12.81             12.81

 49           13.10             13.17            12.40            12.40             12.40            12.40             12.40

 50           13.53             13.60            12.81            12.81             12.81            12.81             12.81

 51           13.10             13.16            12.39            12.39             12.39            12.39             12.39

 52           13.09             13.16            12.39            12.39             12.39            12.39             12.39

 53           14.53             14.60            13.75            13.75             13.75            13.75             13.75

 54           13.12             13.19            12.42            12.42             12.42            12.42             12.42

 55           13.55             13.62            12.83            12.83             12.83            12.83             12.83

 56           13.12             13.18            12.41            12.41             12.41            12.41             12.41

 57           13.55             13.62            12.83            12.83             12.83            12.83             12.83

 58           13.11             13.18            12.41            12.41             12.41            12.41             12.41

 59           13.13             13.20            12.43            12.43             12.43            12.43             12.43

 60           13.57             13.64            12.84            12.84             12.84            12.84             12.84

 61           13.13             13.20            12.43            12.43             12.43            12.43             12.43

 62           13.57             13.64            12.84            12.84             12.84            12.84             12.84

 63           13.13             13.19            12.42            12.42             12.42            12.42             12.42

 64           13.13             13.19            12.42            12.42             12.42            12.42             12.42

 65           14.03             14.10            13.27            13.27             13.27            13.27             13.27

 66           13.12             13.19            12.42            12.42             12.42            12.42             12.42

 67           13.56             13.63            12.83            12.83             12.83            12.83             12.83

 68           13.12             13.19            12.41            12.41             12.41            12.41             12.41

 69           13.56             13.63            12.82            12.82             12.82            12.82             12.82

 70           13.12             13.19            12.41            12.41             12.41            12.41             12.41

 71           13.12             13.19            12.41            12.41             12.41            12.41             12.41

 72           13.56             13.63            12.82            12.82             12.82            12.82             12.82

 73           13.12             13.19            12.40            12.40             12.40            12.40             12.40

 74           13.56             13.63            12.82            12.82             12.82            12.82             12.82

 75           13.12             13.19            12.40            12.40             12.40            12.40             12.40

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
 76           13.12             13.19            12.40            12.40             12.40            12.40             12.40

 77           13.26             13.34            13.73            13.73             13.73            13.73             13.73

 78           11.80             11.87            12.40            12.40             12.40            12.40             12.40

 79           12.21             12.28            12.81            12.81             12.81            12.81             12.81

 80           11.83             11.90            12.39            12.39             12.39            12.39             12.39

 81           12.24             12.31            12.80            12.80             12.80            12.80             12.80

 82           11.86             11.93            12.39            12.39             12.39            12.39             12.39

 83           11.87             11.94            12.39            12.39             12.39            12.39             12.39

 84           12.29             12.36            12.80            12.80             12.80            12.80             12.80

 85           11.91             11.97            12.38            12.38             12.38            12.38             12.38

 86           12.32             12.39            12.80            12.80             12.80            12.80             12.80

 87           11.94             12.01            12.38            12.38             12.38            12.38             12.38

 88           11.96             12.03            12.38            12.38             12.38            12.38             12.38

 89           13.26             13.34            13.70            13.70             13.70            13.70             13.70

 90           12.00             12.06            12.38            12.38             12.38            12.38             12.38

 91           12.42             12.49            12.79            12.79             12.79            12.79             12.79

 92           12.04             12.10            12.37            12.37             12.37            12.37             12.37

 93           12.46             12.53            12.78            12.78             12.78            12.78             12.78

 94           12.08             12.15            12.37            12.37             12.37            12.37             12.37

 95           12.10             12.17            12.37            12.37             12.37            12.37             12.37

 96           12.53             12.60            12.78            12.78             12.78            12.78             12.78

 97           12.15             12.21            12.37            12.37             12.37            12.37             12.37

 98           12.58             12.65            12.78            12.78             12.78            12.78             12.78

 99           12.19             12.26            12.36            12.36             12.36            12.36             12.36

100           12.22             12.29            12.36            12.36             12.36            12.36             12.36

101           13.56             13.63            13.68            13.68             13.68            13.68             13.68

102           12.27             12.34            12.36            12.36             12.36            12.36             12.36

103           12.71             12.78            12.77            12.77             12.77            12.77             12.77

104           12.33             12.39            12.36            12.36             12.36            12.36             12.36

105           12.77             12.84            12.77            12.77             12.77            12.77             12.77

106           12.38             12.45            12.35            12.35             12.35            12.35                 -

107           12.41             12.48            12.35            12.35             12.35            12.35                 -

108           12.86             12.93            12.76            12.76             12.76            12.76                 -

109           12.48             12.54            12.35            12.35             12.35            12.35                 -

110           12.93             13.00            12.76            12.76             12.76            12.76                 -

111           12.54             12.61            12.35            12.35             12.35            12.35                 -

112           12.58             12.64            12.34            12.34             12.34            12.34                 -

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
113           13.48             13.55            13.19            13.19             13.19            13.19                 -

114           12.65             12.71            12.34            12.34             12.34            12.34                 -

115           13.11             13.18            12.75            12.75             12.75            12.75                 -

116           12.72             12.79            12.34            12.34             12.34            12.34                 -

117           13.19             13.26            12.75            12.75             12.75            12.75                 -

118           12.80             12.87            12.34            12.34             12.34            12.34                 -

119           12.84             12.91            12.34            12.34             12.34            12.34                 -

120           13.31             13.38            12.75            12.75             12.75            12.75                 -

121           12.93             12.99            12.33            12.33             12.33            12.33                 -

122           13.40             13.47            12.74            12.74             12.74            12.74                 -

123           13.01             13.08            12.33            12.33             12.33            12.33                 -

124           13.06             13.13            12.33            12.33             12.33            12.33                 -

125           14.51             14.59            13.65            13.65             13.65            13.65                 -

126           13.16             13.22            12.33            12.33             12.33            12.33                 -

127           13.65             13.72            12.74            12.74             12.74            12.74                 -

128           13.26             13.33            12.32            12.32             12.32            12.32                 -

129           13.75             13.82            12.73            12.73             12.73            12.73                 -

130           13.37             13.43            12.32            12.32             12.32            12.32                 -

131           13.42             13.49            12.32            12.32             12.32            12.32                 -

132           13.93             14.00            12.73            12.73             12.73            12.73                 -

133           13.54             13.60            12.32            12.32             12.32            12.32                 -

134           14.05             14.12            12.73            12.73             12.73            12.73                 -

135           13.66             13.73            12.32            12.32             12.32            12.32                 -

136           13.72             13.79            12.32            12.32             12.32            12.32                 -

137           15.26             15.34            13.63            13.63             13.63            13.63                 -

138           13.85             13.92            12.31            12.31             12.31            12.31                 -

139           14.38             14.45            12.72            12.72             12.72            12.72                 -

140           13.99             14.06            12.31            12.31             12.31            12.31                 -

141           14.53             14.60            12.72            12.72             12.72                -                 -

142           14.14             14.20            12.31            12.31             12.31                -                 -

143           14.21             14.28            12.31            12.31             12.31                -                 -

144           14.77             14.84            12.72            12.72             12.72                -                 -

145           14.37             14.44            12.31            12.31             12.31                -                 -

146           14.93             15.00            12.72            12.72             12.72                -                 -

147           14.53             14.60            12.30            12.30                 -                -                 -

148           14.62             14.69            12.30            12.30                 -                -                 -

149           16.28             16.36            13.62            13.62                 -                -                 -

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
150           14.80             14.87            12.30            12.30                 -                -                 -

151           15.39             15.46            12.71            12.71                 -                -                 -

152           14.99             15.06            12.30            12.30                 -                -                 -

153           15.59             15.66            12.71            12.71                 -                -                 -

154           15.19             15.25            12.30            12.30                 -                -                 -

155           15.29             15.36            12.30            12.30                 -                -                 -

156           15.91             15.98            12.71            12.71                 -                -                 -

157           15.50             15.57            12.30            12.30                 -                -                 -

158           16.14             16.21            12.70            12.70                 -                -                 -

159           15.73             15.80            12.29            12.29                 -                -                 -

160           15.85             15.91            12.29            12.29                 -                -                 -

161           17.07             17.14            13.14            13.14                 -                -                 -

162           16.09             16.16            12.29            12.29                 -                -                 -

163           16.76             16.83            12.70            12.70                 -                -                 -

164           16.35             16.42            12.29            12.29                 -                -                 -

165           17.03             17.10            12.70                -                  -               -                 -

166           16.62             16.69            12.29                -                  -               -                 -

167           16.76             16.83            12.29                -                  -               -                 -

168           17.47             17.54            12.70                -                  -               -                 -

169           17.05             17.12            12.29                -                  -               -                 -

170           17.78             17.85            12.70                -                  -               -                 -

171           17.36             17.43            12.29                -                  -               -                 -

172           17.53             17.59            12.29                -                  -               -                 -

173           19.59             19.66            13.60                -                  -               -                 -

174           17.86             17.93            12.29                -                  -               -                 -

175           18.64             18.71            12.69                -                  -               -                 -

176           18.21             18.28            12.28                -                  -               -                 -

177           19.01             19.08            12.69                -                  -               -                 -

178           18.59             18.65            12.28                -                  -               -                 -

179           18.78             18.85            12.28                -                  -               -                 -

180           19.61             19.68            12.69                -                  -               -                 -

181           19.23             19.30                -                -                  -               -                 -

182           20.23             20.30                -                -                  -               -                 -

183           19.95             20.02                -                -                  -               -                 -

184           20.34             20.41                -                -                  -               -                 -

185           22.99             23.06                -                -                  -               -                 -

186           21.21             21.28                -                -                  -               -                 -

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


 Period     A-2 Cap (%)      A-3 Cap (%)       M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)       B-1 Cap (%)      B-2 Cap (%)
            Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360       Actual/360
----------------------------------------------------------------------------------------------------------------------------------
187           22.41             22.48                -                -                  -               -                 -

188           22.20             22.27                -                -                  -               -                 -

189           23.51             23.58                -                -                  -               -                 -

190           23.34             23.40                -                -                  -               -                 -

191           23.97             24.04                -                -                  -               -                 -

192           25.48             25.55                -                -                  -               -                 -

193           25.41             25.47                -                -                  -               -                 -

194           27.09             27.16                -                -                  -               -                 -

195           27.10             27.17                -                -                  -               -                 -

196           28.07             28.13                -                -                  -               -                 -

197           32.19             32.27                -                -                  -               -                 -

198           30.17             30.24                -                -                  -               -                 -

199           32.43             32.50                -                -                  -               -                 -

200           32.73             32.80                -                -                  -               -                 -

201           35.39             35.46                -                -                  -               -                 -

202           35.95             36.02                -                -                  -               -                 -

203           37.90             37.96                -                -                  -               -                 -

204           41.46             41.53                -                -                  -               -                 -

205           42.71             42.77                -                -                  -               -                 -

206           47.25             47.32                -                -                  -               -                 -

207           49.32             49.39                -                -                  -               -                 -

208           53.65             53.72                -                -                  -               -                 -

209           63.04             63.11                -                -                  -               -                 -

210           65.67             65.73                -                -                  -               -                 -

211           76.83             76.90                -                -                  -               -                 -

212           86.04             86.11                -                -                  -               -                 -

213          106.06            106.13                -                -                  -               -                 -

214          128.05            128.11                -                -                  -               -                 -

215          171.76            171.83                -                -                  -               -                 -

216          273.53            273.60                -                -                  -               -                 -

217          925.70            925.77                -                -                  -               -                 -

218               -                 -                -                -                  -               -                 -

219               -                 -                -                -                  -               -                 -

1   Annualized coupon based on total interest paid to the certificates including
Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 23